JOHN HANCOCK REGIONAL BANK FUND



      Supplement to Statement of Additional Information dated March 1, 1997


Sales of the John Hancock Regional Bank Fund to new investors are temporarily suspended. At the present time, only shareholders with existing accounts are able to purchase shares of the Fund. The duration of the suspension will depend on market conditions, but is expected to remain in effect for the near future.

New accounts can be opened only by participants in existing employer-sponsored retirement plans that already offer the John Hancock Regional Bank Fund.

In addition, the John Hancock Regional Bank Fund will reject additional purchase orders from transferees if the purchase appears to have been made for the purpose of evading the suspension limitations.




August 5, 1997

01SAIS-8/97